Reliance Real Estate Trust, LLC 1-A/A

Exhibit 6.1

EXHIBIT 6.1

Property Management Agreement between

subsidiaries of Reliance Property Group, LLC

and Efficient Property Management, Inc.

Exhibit 6.1 - Page 1 of 76

Exhibit 6.1 Table of Contents

I.	Exhibit 6.1 (A) - Property Management Agreement* for (1) Willowood and (2) Amberidge		Exhibit 6.1 - Page 3

	A.	Assignment of Management Agreement and Subordination of Management Fees, dated November 21, 2016	Exhibit 6.1 - Page 4

	B.	Management Agreement, dated June 18, 2012	Exhibit 6.1 - Page 17

II.

Exhibit 6.1 (B) - Property Management Agreement for (1) Ashgrove, (2) Beckford  Place, (3) Camelia Court, (4) Carleton Court, (5) Elmwoods, (6) Forsythia ourt, (7)

Hayfield Park, (8) Laurel Bay, (9) Meadowood, (10) River Glen, (11) Slate Run, (12) Tabor Ridge, and (13) Wood Trail

Exhibit 6.1 - Page 55

* The Property Management Agreement for Willowood and Amberidge was executed as an assignment of a pre-existing property management agreement. The Assignment is annexed hereto and included on page 4 of Exhibit 6.1 and the pre-existing Management Agreement is annexed hereto and included on page 18 of Exhibit 6.1.

Exhibit 6.1 - Page 2 of 76

EXHIBIT 6.1 (A)

Property Management Agreement for

(1) Willowood and (2) Amberidge

Exhibit 6.1 - Page 3 of 76

ASSIGNMENT OF MANAGEMENT AGREEMENT

AND SUBORDINATION OF MANAGEMENT FEES

This ASSIGNMENT OF MANAGEMENT AGREEMENT AND SUBORDINATION OF MANAGEMENT FEES (as the same may be amended, restated, supplemented or otherwise modified from time to time, this “Assignment”), is made, jointly and severally, as of November 21, 2016, by WILLOWOOD APARTMENTS OF FRANKFORT, LTD., a Kentucky limited partnership (“Willowood I Borrower”), WILLOWOOD APARTMENTS OF FRANKFORT, II, LTD., a Kentucky limited partnership (“Willowood II Borrower”; together with Willowood I Borrower, and their respective permitted successors and assigns, collectively, “Kentucky Borrower”), AMBERIDGE APARTMENTS OF ROSEVILLE, LTD., an Ohio limited partnership (together with its respective permitted successors and assigns, “Michigan Borrower”), CEDARWOOD APARTMENTS OF GOSHEN, LTD., an Ohio limited partnership (together with its respective permitted successors and assigns, “Indiana Borrower”), DOVER PLACE APARTMENTS OF EASTLAKE, LTD., an Ohio limited partnership (“Dover Place I Borrower”), DOVER PLACE APARTMENTS OF EASTLAKE, II, LTD., an Ohio limited partnership (“Dover Place II Borrower”), DOVER PLACE APARTMENTS OF EASTLAKE, III, LTD., an Ohio limited partnership (“Dover Place III Borrower”), and DOVER PLACE APARTMENTS OF EASTLAKE, IV LTD., an Ohio limited partnership (“Dover Place IV Borrower”; together with Dover Place I Borrower, Dover Place II Borrower and Dover Place III Borrower, and their respective permitted successors and assigns, collectively, “Ohio Borrower”; Ohio Borrower, Kentucky Borrower, Michigan Borrower and Indiana Borrower being hereinafter referred to collectively as “Borrower”), each having an address at c/o Reliance Global Holdings LLC, 40 Wall Street, 60th Floor, New York, New York 10005, to CANTOR COMMERCIAL REAL ESTATE LENDING, L.P., a Delaware limited partnership, having an address at 110 East 59th Street, New York, New York 10022 (together with its successors and assigns, collectively “Lender”), and is consented and agreed to by EFFICIENT PROPERTY MANAGEMENT, LLC, a Delaware limited liability company, having an address at 40 Wall Street, 60th Floor, New York, New York 10005 (together with its permitted successors and assigns, collectively “Manager”).

RECITALS:

A.       Borrower, by its Promissory Note of even date herewith given to Lender (as the same may be amended, restated, replaced, supplemented, or otherwise modified from time to time, the “Note”), is indebted to Lender in the principal sum of TWENTY-TWO MILLION ONE HUNDRED THOUSAND AND NO/100 DOLLARS ($22,100,000.00) (the “Loan”) advanced pursuant to that certain Loan Agreement of even date herewith between Borrower and Lender (as the same may be amended, restated, replaced, supplemented, or otherwise modified from time to time, the “Loan Agreement”).

B.        The Loan is secured by, among other things, that certain (i) Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of the date hereof, made by Ohio Borrower for the benefit of Lender (as the same may be amended, restated, replaced, supplemented, or otherwise modified from time to time, the “Ohio Security Instrument”), which grants Lender a first priority lien on the property encumbered thereby and

Exhibit 6.1 - Page 4 of 76

known as Dover Place Apartments, located in Eastlake, Ohio (the “Ohio Property”), (ii) Mortgage, dated as of the date hereof, made by Michigan Borrower for the benefit of Lender (as the same may be amended, restated, replaced, supplemented, or otherwise modified from time to time, the “Michigan Security Instrument”), which grants Lender a first priority lien on the property encumbered thereby and known as Amberidge Apartments, located in Roseville, Michigan (the “Michigan Property”), (iii) Mortgage, Assignment of Leases and Rents and Security Agreement, dated as of the date hereof, made by Kentucky Borrower for the benefit of Lender (as the same may be amended, restated, replaced, supplemented, or otherwise modified from time to time, the “Kentucky Security Instrument”), which grants Lender a first priority lien on the property encumbered thereby and known as Willowood Apartments, located in Frankfort, Kentucky (the “Kentucky Property”), and (iv) Mortgage, Assignment of Leases and Rents and Security Agreement, dated as of the date hereof, made by Indiana Borrower for the benefit of Lender (as the same may be amended, restated, replaced, supplemented, or otherwise modified from time to time, the “Indiana Security Instrument”; together with the Ohio Security Instrument, the Michigan Security Instrument and the Kentucky Security Instrument, collectively, the “Security Instrument”), which grants Lender a first priority lien on the property encumbered thereby and known as Cedarwood Apartments, located in Goshen, Indiana (the “Indiana Property”; together with the Ohio Property, the Michigan Property and the Kentucky Property, collectively, the “Property”). The Note, the Loan Agreement, the Security Instrument, this Assignment and any of the other documents evidencing or securing the Loan or executed or delivered in connection therewith (as the same may be amended, restated, replaced, supplemented, or otherwise modified from time to time) are collectively referred to as the “Loan Documents”.

C.        Pursuant to that certain Management Agreement, dated June 18, 2012, between Borrower and Manager (as the same may be amended, restated, replaced, supplemented, or otherwise modified from time to time, the “Management Agreement”) (a true and correct copy of which is attached hereto as Exhibit “A”), Borrower employed Manager exclusively to rent, lease, operate and manage the Property and Manager is entitled to certain management fees (the “Management Fees”) thereunder.

D.        Lender requires as a condition to the making of the Loan that Borrower assign the Management Agreement to Lender and that Manager subordinate its interest under the Management Agreement in lien and payment to the Security Instrument and the other Loan Documents as set forth below.

E.        All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

NOW THEREFORE, in consideration of the above and the material promises contained in this Assignment, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.        Assignment of Management Agreement. As additional collateral security for the Loan, Borrower hereby conditionally transfers, sets over and assigns to Lender all of Borrower’s right, title and interest in and to the Management Agreement, said transfer and

Exhibit 6.1 - Page 5 of 76

assignment to automatically become a present, unconditional assignment, at Lender’s option, upon the occurrence and during the continuation of an Event of Default.

2.           Subordination of Management Agreement. The Management Agreement and any and all liens, rights and interests (whether choate or inchoate and including, without limitation, all mechanic’s and materialmen’s liens under applicable law) owed, claimed or held by Manager in and to the Property, are, and shall be in all respects, subordinate and inferior to the liens and security interests created, or to be created, for the benefit of Lender, and securing the Obligations under the Loan Agreement and the other Loan Documents, and all renewals, extensions, increases, supplements, amendments, modifications or replacements thereof.

3.           Termination. At such time as the Obligations are satisfied and the Security Instrument is released or assigned of record, this Assignment and all of Lender’s right, title and interest hereunder with respect to the Management Agreement shall terminate.

4.           Estoppel. Manager represents and warrants that (a) the Management Agreement is in full force and effect and has not been modified, amended or assigned other than pursuant to this Assignment, (b) neither Borrower nor Manager is in default under any of the terms, covenants or provisions of the Management Agreement and Manager knows of no event which, but for the passage of time or the giving of notice or both, would constitute an event of default under the Management Agreement, (c) neither Borrower nor Manager has commenced any action or given or received any notice for the purpose of terminating the Management Agreement, and (d) the Management Fees and all other sums due and payable to the Manager under the Management Agreement as of the date hereof have been paid in full.

5.          Agreement by Borrower and Manager. Borrower and Manager hereby agree that upon the occurrence of an Event of Default during the term of this Assignment, or upon the occurrence of any event which would entitle Lender to terminate, or cause the termination of, the Management Agreement in accordance with the terms of the Loan Documents (a) Manager shall, at the request of Lender, continue to perform all of Manager’s obligations under and subject to the terms of the Management Agreement with respect to the Property, or (b) at the option of Lender exercised by written notice to Borrower and Manager, Borrower and Manager shall immediately terminate the Management Agreement and Manager shall transfer its responsibility for the management of the Property to a Qualified Manager selected by Borrower and reasonably approved by Lender.

6.          Receipt of Management Fees. Borrower and Manager hereby agree that Manager shall not be entitled to receive any Management Fee or other fee, commission or other amount payable to Manager under the Management Agreement for and during any period of time that any Event of Default has occurred and is continuing; provided, however, that notwithstanding anything to the contrary (a) Manager shall not be obligated to return or refund to Lender any Management Fee or other fee, commission or other amount already received by Manager prior to the occurrence of the Event of Default, and to which Manager was entitled under this Assignment, (b) in the event Borrower loses possession of the Property in connection with the exercise by Lender of its rights or remedies pursuant to this Assignment, the Note, the Security Instrument, the Loan Agreement or the other Loan Documents, Manager shall be entitled to collect any Management Fee or other fee, commission or other amount accrued but

Exhibit 6.1 - Page 6 of 76

unpaid prior to the occurrence of the Event of Default, and to which Manager was entitled under this Assignment, and (c) if Manager continues to provide management services at the request or direction of Lender, Manager shall be entitled to be paid its Management Fees pursuant to the Management Agreement.

7.          Consent and Agreement by Manager. Manager hereby acknowledges and consents to this Assignment and the terms and provisions of Section 3.1 of the Loan Agreement. Manager agrees that it will act in conformity with the provisions of this Assignment, the relevant provisions of the Loan Agreement and Lender’s rights hereunder or otherwise related to the Management Agreement. In the event that the responsibility for the management of the Property is transferred from Manager in accordance with the provisions hereof, Manager shall, and hereby agrees to, reasonably cooperate in transferring its responsibility to a new management company and effectuate such transfer no later than thirty (30) days from the date the Management Agreement is terminated. Further, Manager hereby agrees (a) not to contest or impede the exercise by Lender of any right it has under or in connection with this Assignment and (b) that it shall, in the manner provided for in this Assignment, give at least thirty (30) days prior written notice to Lender of its intention to terminate the Management Agreement or otherwise discontinue its management of the Property, and (c) not to amend any of the material provisions or terms of the Management Agreement without the prior consent of Lender. Subject to the terms of Section 6 hereof, Manager shall be entitled to collect from Borrower any Management Fee or other fee, commission or other amount accrued but unpaid prior to the transfer of the responsibility for the management of the Property to which Manager was entitled under this Assignment.

8.          Lender’s Agreement. So long as no Event of Default has occurred and is continuing, Lender agrees to permit any sums due from Manager to Borrower under the Management Agreement to be paid directly by Manager to Borrower.

9.          Further Assurances. Manager further agrees to (a) execute such affidavits and certificates as Lender shall reasonably require to further evidence the agreements herein contained, (b) on request from Lender, furnish Lender with copies of such information as Borrower is entitled to receive under the Management Agreement, and (c) reasonably cooperate with Lender’s representative in any inspection of all or any portion of the Property. Manager hereby acknowledges that some, or all, permits, licenses and authorizations necessary for the use, operation and maintenance of, and specifically applicable to (and only to) the Property (collectively, the “Permits”) may be held by, or on behalf of, the Manager. By executing this Agreement, Manager (i) agrees that it is holding or providing all such Permits for the benefit of Borrower and (ii) agrees that as security for the repayment of the Debt by Borrower in accordance with the Loan Agreement, to the extent permitted by applicable law, Manager hereby grants to Lender a security interest in and to the Permits. Moreover, Manager hereby agrees that, upon an Event of Default, it will assign the Permits to Lender if such Permits are assignable or otherwise continue to hold such Permits for the benefit of Lender until such time as Lender can obtain such Permits in its own name or the name of a nominee.

10.        Assignment of Proceeds. Manager acknowledges that, as further security for the Note, (a) Borrower has executed and delivered to Lender an Assignment of Leases and Rents, dated as of the date hereof (as the same may be amended, restated, replaced, supplemented, or

Exhibit 6.1 - Page 7 of 76

otherwise modified from time to time, the “Assignment of Leases”), assigning to Lender, among other things, all of Borrower’s right, title and interest in and to all of the revenues of the Property, and (b) Borrower and Lender, among others, have entered into that certain Deposit Account Control Agreement of even date herewith (as the same may be amended, restated, replaced, supplemented, or otherwise modified from time to time, the “Clearing Account Agreement”), pursuant to which Borrower has agreed that any Rents, and other income and proceeds from the Property are to be deposited directly into an account of the Lender established pursuant to the Clearing Account Agreement. In the event of a conflict between the terms hereof, on the one hand, and the terms of the Loan Agreement, the Assignment of Leases, the Clearing Account Agreement or any other Loan Document, on the other hand, the terms of the Loan Agreement, the Assignment of Leases, the Clearing Account Agreement or such other Loan Document, as applicable, shall govern and control.

11.        Manager Not Entitled to Rents. Manager acknowledges and agrees that it is collecting and processing the Rents solely as the agent for Borrower and Manager has no right to, or title in, the Rents. Notwithstanding anything to the contrary in the Management Agreement, the Manager acknowledges and agrees that the Rents are the sole property of Borrower, encumbered by the lien of the Security Instrument and the other Loan Documents in favor of Lender. In any bankruptcy, insolvency or similar proceeding the Manager, on behalf of itself and on behalf of any trustee acting on behalf of the Manager, waives any claim to the Rents other than as such Rents may be used to pay the fees and compensation of Manager pursuant to the terms and conditions of the Management Agreement, subject to the terms hereof.

12.        Governing Law. (a) This Assignment shall be governed in accordance with the terms and provisions of Section 10.3 of the Loan Agreement.

(b)       WITH RESPECT TO ANY SUIT, ACTION OR PROCEEDINGS RELATING TO THIS AGREEMENT (EACH, A “PROCEEDING”), BORROWER AND MANAGER EACH IRREVOCABLY (A) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS HAVING JURISDICTION IN THE CITY OF NEW YORK, COUNTY OF NEW YORK AND STATE OF NEW YORK, AND (B) WAIVES ANY OBJECTION WHICH IT MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY PROCEEDING BROUGHT IN ANY SUCH COURT, WAIVES ANY CLAIM THAT ANY PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM AND FURTHER WAIVES THE RIGHT TO OBJECT, WITH RESPECT TO SUCH PROCEEDING, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER SUCH PARTY. NOTHING IN THIS AGREEMENT SHALL PRECLUDE LENDER FROM BRINGING A PROCEEDING IN ANY OTHER JURISDICTION NOR WILL THE BRINGING OF A PROCEEDING IN ANY ONE OR MORE JURISDICTIONS PRECLUDE THE BRINGING OF A PROCEEDING IN ANY OTHER JURISDICTION. BORROWER AND MANAGER EACH FURTHER AGREES AND CONSENTS THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY PROCEEDING IN ANY NEW YORK STATE OR UNITED STATES COURT SITTING IN THE CITY OF NEW YORK AND COUNTY OF NEW YORK MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO BORROWER OR MANAGER AT THE ADDRESS INDICATED IN THIS AGREEMENT, AND SERVICE SO MADE SHALL BE COMPLETE UPON RECEIPT;

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EXCEPT THAT IF BORROWER OR MANAGER SHALL REFUSE TO ACCEPT DELIVERY, SERVICE SHALL BE DEEMED COMPLETE FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO MAILED.

13.        Notices. All notices, demands, requests, consents, approvals or other communications (any of the foregoing, a “Notice”) required, permitted or desired to be given hereunder shall be in writing and shall be sent by registered or certified mail, postage prepaid, return receipt requested, or delivered by hand or by reputable overnight courier, addressed to the party to be so notified at its address hereinafter set forth, or to such other addresses as such party may hereafter specify in accordance with the provisions of this Section 12. Any Notice shall be deemed to have been received: (a) three (3) days after the date such Notice is mailed, (b) on the date of delivery by hand if delivered during business hours on a Business Day (otherwise on the next Business Day), and (c) on the next Business Day if sent by an overnight commercial courier, in each case addressed to the parties as follows:

If to Lender:	Cantor Commercial Real Estate Lending, L.P.
110 East 59th Street
New York, New York 10022
Attention: Legal Department

with a copy to:	Winston & Strawn LLP
200 Park Avenue
New York, New York 10166
Attention: Corey A. Tessler, Esq.

If to Borrower:	c/o Reliance Global Holdings LLC
40 Wall Street, 60th Floor
New York, New York 10005
Attention: Esther Ovadia, Esq.

With a copy to:	Nixon Peabody LLP
437 Madison Avenue
New York, NY 10022-7039
Attention: Dino Fazilbegu, Esq.

If to Manager:	Efficient Property Management
40 Wall Street, 60th Floor
New York, New York 10005
Attention: Shimon Ehrman

Notwithstanding the foregoing, any party may change the address to which any such Notice is to be delivered, by furnishing ten (10) days written notice of such change to the other parties in accordance with the provisions of this Section 12. Notices shall be deemed to have been given on the date they are actually received; provided, however, that the inability to deliver Notices because of a changed address of which no Notice was given, or rejection or refusal to accept any Notice offered for delivery, shall be deemed to be receipt of the Notice as of the date of such

Exhibit 6.1 - Page 9 of 76

inability to deliver or rejection or refusal to accept delivery. Notice for either party may be given by its respective counsel. Additionally, Notice from Lender may also be given by Servicer.

14.        Waiver Of Trial By Jury. LENDER, BORROWER AND MANAGER EACH AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND FOREVER WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST, WITH REGARD TO THIS ASSIGNMENT, THE NOTE, THE SECURITY INSTRUMENT OR THE OTHER LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER AND MANAGER AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY EACH OF LENDER, BORROWER AND MANAGER.

15.        No Oral Change. This Assignment, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Lender, Borrower or Manager, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

16.        Number and Gender; Successors and Assigns. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the Person or Persons referred to may require. This Assignment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Lender shall have the right to assign or transfer its rights under this Assignment in connection with any assignment of the Loan and the Loan Documents. Any assignee or transferee of Lender shall be entitled to all the benefits afforded to Lender under this Assignment. Neither Borrower nor Manager shall have the right to assign or transfer its rights or obligations under this Assignment without the prior written consent of Lender, and any attempted assignment without such consent shall be null and void.

17.        Inapplicable Provisions. If any provision of this Assignment is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Assignment such provision shall be fully severable and this Assignment shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Assignment, and the remaining provisions of this Assignment shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Assignment, unless such continued effectiveness of this Assignment, as modified, would be contrary to the basic understandings and intentions of the parties as expressed herein.

18.        Headings, Etc. The headings and captions of various sections of this Assignment are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

Exhibit 6.1 - Page 10 of 76

19.       Duplicate Originals, Counterparts. This Assignment may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Assignment may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Assignment. The failure of any party hereto to execute this Assignment, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

20.       Secondary Market. Lender may sell, transfer and deliver the Note and assign the Security Instrument, this Assignment and the other Loan Documents to one or more investors in the secondary mortgage market (“Investors”). In connection with such sale, Lender may retain or assign responsibility for servicing the Loan, including the Note, the Security Instrument, this Assignment and the other Loan Documents, or may delegate some or all of such responsibility and/or obligations to a servicer, including, but not limited to, any subservicer or master servicer, on behalf of the Investors. All references to Lender herein shall refer to and include any such servicer to the extent applicable.

21.        Lender’s Reliance on Representations. Borrower and Manager have executed this Assignment in order to induce Lender to accept the Security Instrument and the Loan Documents and with full knowledge that Lender shall rely upon the representations, warranties and agreements herein contained, and that but for this Assignment and the representations, warranties and agreements herein contained, Lender would not take such actions.

22.        Miscellaneous. (a) Wherever pursuant to this Assignment (i) Lender exercises any right given to it to approve or disapprove any matter, (ii) any arrangement or term is to be satisfactory to Lender, or (iii) any other decision or determination is to be made by Lender, the decision of Lender to approve or disapprove such matter, all decisions that arrangements or terms are satisfactory or not satisfactory to Lender and all other decisions and determinations made by Lender, shall be in the sole and absolute discretion of Lender and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

(b)         Wherever pursuant to this Assignment it is provided that Borrower shall pay any costs and expenses, such costs and expenses shall include, but not be limited to, reasonable legal fees and disbursements of Lender.

23.        Manager Acknowledgment. Manager hereby agrees that, notwithstanding any provision to the contrary set forth herein or in the Management Agreement, Manager shall comply, to the extent applicable, with the applicable provisions of the Loan Agreement and the Clearing Account Agreement, final copies of which Manager acknowledges receiving.

24.        Inconsistencies. In the event of any inconsistency between the terms and conditions hereof and the terms and conditions of the Management Agreement, the terms and conditions set forth in this Assignment shall govern.

25.        Joint and Several Liability. If Borrower consists of more than one person or entity, each shall be jointly and severally liable to perform the obligations of Borrower under this Assignment.

[The Remainder of the Page is Intentionally Blank]

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IN WITNESS WHEREOF, the undersigned have executed this Assignment of Management Agreement and Subordination of Management Fees as of the date and year first written above.

**BORROWER**:

**WILLOWOOD APARTMENTS OF FRANKFORT, LTD.**, a Kentucky limited partnership

By: Reliance GP, LLC, a Delaware limited liability company, its General Partner

By: ______________________
Name: Alfons Melohn
Its: Manager

By: Reliance GP, LLC, a Delaware limited liability company, its General Partner

By: ______________________
Name: Alfons Melohn
Its: Manager

**AMBERIDGE APARTMENTS OF ROSEVILLE, LTD.**, an Ohio limited partnership

By: Reliance GP, LLC, a Delaware limited liability company, its General Partner

By: ______________________
Name: Alfons Melohn
Its: Manager

*[MELOHN PORTFOLIO – SIGNATURE PAGE TO ASSIGNMENT OF MANAGEMENT AGREEMENT]*
Exhibit 6.1 - Page 12 of 76

**CEDARWOOD APARTMENTS OF GOSHEN, LTD.**, an Ohio limited partnership

By: AM Ohio, LLC, a Delaware limited liability company, its General Partner

By: ________________________
Name: Alfons Melohn
Its: Manager

By: AM Ohio, LLC, a Delaware limited liability company, its General Partner

By: ________________________
Name: Alfons Melohn
Its: Manager

By: AM Ohio, LLC, a Delaware limited liability company, its General Partner

By: ________________________
Name: Alfons Melohn
Its: Manager

By: AM Ohio, LLC, a Delaware limited liability company, its General Partner

By: ________________________
Name: Alfons Melohn
Its: Manager

*[MELOHN PORTFOLIO – SIGNATURE PAGE TO ASSIGNMENT OF MANAGEMENT AGREEMENT]*
Exhibit 6.1 - Page 13 of 76

By: AM Ohio, LLC, a Delaware limited liability company, its General Partner

By: ______________________
Name: Alfons Melohn
Its: Manager

*[MELOHN PORTFOLIO – SIGNATURE PAGE TO ASSIGNMENT OF MANAGEMENT AGREEMENT]*
Exhibit 6.1 - Page 14 of 76

**MANAGER:**

**EFFICIENT PROPERTY MANAGEMENT LLC**, a Delaware limited liability company

By: [signature]
Name: David Silber
Title: Controller

*[MELOHN PORTFOLIO – SIGNATURE PAGE TO ASSIGNMENT OF MANAGEMENT AGREEMENT]*
**Error! Unknown document property name.**

Exhibit 6.1 - Page 15 of 76

EXHIBIT “A”

[Management Agreement]

Exhibit 6.1 - Page 16 of 76

# Management Agreement

For the properties set forth on Exhibit A

OWNER: Those entities set forth on Exhibit A

MANAGER: Efficient Property Management, LLC

Exhibit 6.1 - Page 17 of 76

This Management Agreement (this "Agreement") is made as of this 18th day of June, 2012, by and between the entities listed on Exhibit A, (individually and collectively, as applicable, the "Owner") having an address c/o The Corporation Trust at 1209 Orange Street, Wilmington, Delaware19801 and **Efficient Property Management, LLC**, a Delaware limited liability company (the "Manager") having an address 150 Oberlin Avenue N., Lakewood, New Jersey 08701.

## Section 1 APPOINTMENT OF MANAGING MANAGER

### 1.1 APPOINTMENT AND ACCEPTANCE

Owner hereby appoints Manager as sole and exclusive property manager to lease and manage the property described in paragraph 1.2 upon the terms and conditions provided herein. Manager accepts the appointment and agrees to furnish the services of its organization for the leasing and management of the Properties (as hereinafter defined); and Owner agrees to pay all expenses in connection with those services.

### 1.2 DESCRIPTION OF PROPERTIES

The properties to be managed by Manager under this Agreement (each a "Property" and collectively, the "Properties") are multifamily residential real estate located at the addresses set forth on Exhibit A, consisting of land, buildings, and other improvements.

### 1.3 TERM

The term of this Agreement shall be for an initial period (the "Initial Term") of one (1) year beginning from the date hereof, and thereafter shall be automatically renewed from year to year unless terminated as provided in Section 20 hereof. Each of said one-year renewal periods is referred to as a "Term Year."

### 1.4 MANAGEMENT OFFICE

Each Owner shall provide adequate space on its applicable Property for a management office. Each Owner, as applicable shall pay all expenses related to such office, including, but not limited to, furnishings, equipment, postage and office supplies, electricity and other utilities, and telephone.

### 1.5 APARTMENT FOR ON-SITE STAFF

Each Owner shall provide a suitable apartment(s) on its Property for the use of an on-site manager and/or a resident maintenance manager and their families, rent-free or at a discounted rent, except that such resident staff shall pay for heat and utilities in the same manner as other tenants. The specific apartment(s) shall be the applicable Owner's choice.

## Section 2 BANK ACCOUNTS

The various bank accounts established under this Agreement shall at all times be established in each Owner's name but under Manager's control (in each instance as agent for the applicable Owner). Manager's designees shall be authorized to draw upon such accounts. No amounts deposited in any account established under this Agreement shall in any event be commingled with any other funds of Manager or with any other account established under this Agreement.

### 2.1 OPERATING ACCOUNT

Manager shall establish a separate account known as the "Operating Account", separate and apart from Manager's corporate accounts, for the deposit of receipts collected as described herein, in a bank or other institution whose deposits are insured by the federal government. Such depository shall be selected by the Manager. However, Manager shall not be held liable in the event of bankruptcy or failure of a depository. Funds in the Operating Account remain the property of Owner subject to disbursement of expenses by Manager as described in this Agreement.

Efficient Property Management Agreement 1

Exhibit 6.1 - Page 18 of 76

**2.2 SECURITY DEPOSIT ACCOUNT**

Subject to and in accordance with applicable state and local laws, Owner shall cause to be maintained a separate interest-bearing account for tenant security deposits and advance rentals (the "**Security Deposit Account**") for each State where Properties are located (i.e., a total of six (6) accounts).

**Section 3 COLLECTION OF RENTS AND OTHER RECEIPTS**

**3.1 MANAGER'S AUTHORITY**

Manager shall collect (and give receipts for, if necessary) all rents, charges and other amounts receivable on each Owner's account in connection with the management and operation of each Property. Such receipts (except tenants' security deposits and advance rentals, which shall be handled as specified in paragraphs 2.2 and 3.3 hereof; and special charges, which shall be handled as specified in paragraph 3.2 hereof) shall be deposited in the Operating Account maintained by Manager for the applicable Property.

**3.2 SPECIAL CHARGES**

If permitted by applicable law, Manager may collect from tenants any or all of the following: an administrative charge for late payment of rent, a charge for returned or non-negotiable checks, a credit report fee, and an administrative charge (NSF) and/or broker's commission for subleasing. Manager shall also account to Owner for such charges and/or commission.

**3.3 SECURITY DEPOSITS**

Manager shall collect, deposit, and disburse tenants' security deposits in accordance with the terms of each tenant's lease. Manager shall pay tenants interest upon such security deposits only if required by law to do so; otherwise, any interest earned on tenant security deposits is to be paid by Manager to Owner. Manager shall comply with all applicable state or local laws concerning the responsibility for security deposits and interest, if any.

**Section 4 DISBURSEMENTS FROM OPERATING ACCOUNT**

**4.1 DEBT SERVICE**

Owner shall give Manager advance written notice of at least 20 days if Owner desires Manager to make any monthly or recurring payments (such as mortgage indebtedness, general taxes, or special assessments, or fire, steam boiler, or other insurance premiums) out of the proceeds from any Property. Notwithstanding the foregoing, during the term of the Loan (as such term is hereinafter described) such written notice shall not be required and Manager is hereby authorized to make such monthly payments.

**4.2 OPERATING EXPENSES**

After payments made pursuant to Section .1 above, from the applicable Operating Account, Manager is hereby authorized to pay or reimburse itself for all reasonable and non-extraordinary expenses and costs of operating the applicable Property but not for any other sums due Manager under this Agreement, including Manager's compensation under section 17.

**4.3 NET PROCEEDS**

To the extent that funds are available, and after maintaining the cash contingency reserve amount as specified in paragraph 2.1.1, Manager shall transmit cash balances to Owner weekly or on such other schedule as Manager and Owner may agree from time to time.

**Section 5 MANAGER NOT REQUIRED TO ADVANCE FUNDS**

In the event that the balance in the Operating Account is at any time insufficient to pay disbursements due and payable under paragraphs 4.1 and 4.2 above, Owner shall, promptly upon written request from Manager, remit to Manager sufficient funds to cover the deficiency and replenish the contingency reserve. In no event shall Manager

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be required to use its own funds to pay such disbursements.

If Manager elects to advance any money in connection with any Property to pay any expenses for Owner, such advance shall be considered a loan subject to repayment without interest, which such loan and the repayment thereof shall be in accordance with the terms of the Mortgage, as the term is defined herein, and Owner hereby agrees to reimburse Manager.

## Section 6 FINANCIAL AND OTHER REPORTS

By the 20th day of each month, Manager shall furnish Owner with a statement of cash receipts and disbursements from the operation of each Property during the previous month. In addition, Manager shall, on a mutually acceptable schedule, prepare and submit to Owner such other reports as are agreed on by both parties.

### 6.1 OWNER'S RIGHT TO AUDIT

Owner shall have the right to request periodic audits of all applicable accounts managed by Manager, and the cost of such audit(s) shall be paid by Owner.

## Section 7 ADVERTISING

Manager is authorized to advertise the Properties or portions thereof for rent, using periodicals, signs, plans, brochures, or displays, or such other means as Manager may deem proper and advisable. Manager is authorized to place signs on the Properties advertising the Properties for rent, provided such signs comply with applicable laws. The cost of such advertising shall be paid out of the Operating Account. All advertising shall make clear that Manager is the manager and NOT the owner of the Properties.

## Section 8 LEASING AND RENTING

### 8.1 MANAGER'S AUTHORITY TO LEASE PROPERTIES

Manager shall use all reasonable efforts to keep the Properties rented by procuring tenants for the Properties. Manager is authorized to negotiate, prepare, and execute all leases, including all renewals and extensions of leases (and expansions of space in the Properties, if applicable) and to cancel and modify existing leases. Manager shall execute all leases as Manager for the Owner. After such time that the monthly payments set forth in Section 4.1 are made, all costs of leasing shall be paid out of the applicable Operating Account. No lease shall be in excess of TWO year(s) without written approval by Owner. The form of the lease shall be agreed upon by Owner and Manager. Notwithstanding the foregoing, (a) only the President of Manager and a single on-site manager designated to Owner in writing by Manager (each, an "Authorized Person") may and are authorized to execute any of the agreements referenced in this paragraph and (b) all such agreements shall be on the standard forms therefor provided by Owner or otherwise agreed upon by Owner and Manager.

### 8.2 NO OTHER RENTAL MANAGER

During the term of this Agreement, Owner shall not authorize any other person, firm, or corporation to negotiate or act as leasing or rental manager with respect to any leases for space in the Properties. Owner agrees to promptly forward all inquiries about leases to Manager.

### 8.3 RENTAL RATES

Manager is authorized to establish and change or revise, to the extent reasonable, all rents, fees (including, without limitation, application, move-in, pet, parking and health club fees) or deposits, and any other charges chargeable with respect to the Properties.

### 8.4 ENFORCEMENT OF LEASES

Manager is authorized to institute, in Owner's name, all legal actions or proceedings for the enforcement of any lease term, for the collection of rent or other income from the Properties, or for the evicting or dispossessing of tenants or other persons from the Properties. Manager, by an Authorized Person only, is authorized to sign and

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serve such notices as Manager deems necessary for lease enforcement, including the collection of rent or other income. Manager is authorized, through the President only, when expedient, to settle, compromise, and release such legal actions or suits or reinstate such tenancies. Any monies for such settlements paid out by Manager shall not exceed $1,000.00 without prior written approval by Owner. Attorneys' fees, filing fees, court costs, and other necessary expenses incurred in connection with such actions and not recovered from tenants shall be paid out of the Operating Account or reimbursed directly to Manager by Owner. Manager may select the attorney of its choice to handle such litigation subject to Owner's consent.

## Section 9 EMPLOYEES

### 9.1 MANAGER'S AUTHORITY TO HIRE

Manager is authorized to hire, supervise, discharge, and pay all servants, employees, contractors, or other personnel necessary to be employed in the management, maintenance, and operation of the Properties. All employees shall be deemed employees of the Manager.

### 9.2 PAYROLL PAID FROM OPERATING ACCOUNT

All wages and fringe benefits payable to such employees hired per paragraph 9.1 above, and all local, state, and federal taxes and assessments (including, but not limited to, Social Security taxes, unemployment insurance, and workers' compensation insurance) incidental to the employment of such personnel, shall be paid by Manager out of the Operating Account and shall be treated as operating expenses.

### 9.3 MANAGER'S AUTHORITY TO FILE RETURNS

Manager shall do and perform all acts required of an employer with respect to the Properties and shall execute and file all tax and other returns required under the applicable federal, state, and local laws, regulations, and/or ordinances governing employment, and all other statements and reports pertaining to labor employed in connection with the Properties and under any similar federal or state law now or hereafter in force. In connection with such filings, Owner shall upon request promptly execute and deliver to Manager all necessary powers of attorney, notices of appointment, and the like. Manager shall pay for all amounts required to be paid under the foregoing laws from the Operating Account.

### 9.4 WORKERS' COMPENSATION INSURANCE

Manager shall, at Owner's expense, maintain workers' compensation insurance covering all liability of the employer under established workers' compensation laws.

### 9.5 HOLD HARMLESS, LABOR LAWS

Manager shall be responsible for compliance with all applicable state or federal labor laws. Owner shall indemnify, defend, and save Manager harmless from all claims, investigations, and suits, to the extent arising from Owner's actions or failures to act, with respect to any alleged or actual violation of state or federal labor laws provided, however, Manager acts promptly and timely notified Owner of its obligation. Manager shall indemnify, defend, and save Owner harmless from all claims, investigations, and suits, to the extent arising from Manager's actions or failures to act, with respect to any alleged or actual violation of state or federal labor laws.

## Section 10 MAINTENANCE AND REPAIR

### 10.1 ROUTINE OR PERIODIC MAINTENANCE AND REPAIR

Manager shall and is authorized to make or cause to be made, through contracted services or otherwise, all (a) repairs, replacements and alterations necessary to fulfill any management plan agreed upon in writing by Manager and Owner and, (b) ordinary repairs and replacements reasonably necessary to preserve the Properties in good condition and for the operating efficiency of the Properties, and (c) alterations required to comply with any Mortgage or other loan documents by which Owner is bound, lease requirements, governmental regulations, or insurance requirements. Manager is also authorized to decorate the Properties and to purchase or rent, at Owner's expense, all equipment, tools, appliances, materials, supplies, uniforms, and other items necessary for the management, maintenance, or operation of the Properties. Such maintenance and decorating expenses shall be paid out of the Operating Account. This section applies except where decorating and/or maintenance are at tenants'

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expense as stipulated in a lease.

**10.2 APPROVAL FOR EXCEPTIONAL MAINTENANCE AND REPAIR EXPENSE**

The expense to be incurred for any one item of maintenance, alteration, refurbishing, or repair shall not exceed the sum of $5,000.00 for any Property, unless such expense is specifically authorized by Owner, or is incurred under such circumstances as Manager shall reasonably deem to be an emergency. In an emergency where repairs are *immediately* necessary for the preservation and safety of the Properties, or to avoid the suspension of any essential service to the Properties, or to avoid danger to life or property, or to comply with federal, state, or local law, such emergency repairs shall be made by Manager at Owner's expense without prior approval.

## Section 11 CONTRACTS, UTILITIES AND SERVICES

Manager is authorized to negotiate contracts for nonrecurring items of expense, not to exceed $5,000.00 per property unless approved by Owner, and to enter into agreements for all necessary repairs, maintenance, and minor alterations in Manager's name. Manager shall, in Owner's name and at Owner's expense, make contracts on Owner's behalf for electricity, gas, telephone, fuel, or water, and such other services as Manager shall deem necessary or prudent for the operation of the Properties. All utility deposits shall be the Owner's responsibility, except that Manager shall pay same from the Operating Account.

## Section 12 RELATIONSHIP OF MANAGER TO OWNER

In taking any action under this Agreement, Manager shall be acting only as Manager for Owner, and nothing in this Agreement shall be construed as creating a partnership, joint venture, or any other similar relationship, or as requiring Manager to bear any portion of losses arising out of or connected with the ownership of the Properties. Nor shall Manager at any time during the period of this Agreement be considered a direct employee of Owner. Neither party shall have the power to bind or obligate the other except as expressly set forth in this Agreement.

## Section 13 SAVE HARMLESS

Owner shall indemnify, defend, and save Manager harmless from all loss, damage, cost, expense (including attorneys' fees), liability, or claims for personal injury or property damage incurred or occurring in, on, or about the Properties except to the extent arising from Manager's acts outside the scope of its duties and authority hereunder or from Manager's negligence, willful acts or omissions or fraud. Manager shall indemnify Owner for damages or injuries to persons or property arising from Manager's acts outside the scope of its duties or authority hereunder or from Manager's negligence, willful acts or omissions or fraud.

## Section 14 LIABILITY INSURANCE

Owner shall obtain and keep in force adequate insurance against physical damage (e.g., fire with extended coverage endorsement, boiler and machinery, etc.) and against liability for loss, damage, or injury to property or persons which might arise out of the occupancy, management, operation, or maintenance of the Properties. Any deductible required under such insurance policies shall be Owner's expense. Manager shall be covered as an additional insured on all liability insurance maintained with respect to the Properties. Liability insurance shall be in form, substance, and amounts reasonably satisfactory to Manager. Owner agrees to furnish Manager with certificates evidencing such insurance within five (5) days of the execution of this Agreement. If Owner fails to do so, Manager may, but shall not be obligated to, place said insurance and charge the cost thereof to the Operating Account.

## Section 15 MANAGER ASSUMES NO LIABILITY

Manager assumes no liability whatsoever for any acts or omissions of Owner, or any previous owners of

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the Properties, or any previous management or other agent of either. Manager assumes no liability for any failure of or default by any tenant in the payment of any rent or other charges due Owner or in the performance of any obligations owed by any tenant to Owner pursuant to any lease or otherwise. Nor does Manager assume any liability for previously unknown violations of environmental or other regulations which may become known during the period this Agreement is in effect. Any such regulatory violations or hazards discovered by Manager shall be brought to the attention of Owner in writing.

**Section 16 OWNER RESPONSIBLE FOR ALL EXPENSES OF LITIGATION**

Owner shall pay all expenses incurred by Manager, including, but not limited to, reasonable attorneys' fees and Manager's costs, and any liability, fines, penalties or the like, in connection with any claim, proceeding, or suit involving an alleged violation by Manager or Owner, or both, of any law pertaining to fair credit reporting, environmental protection, rent control, taxes, or fair housing, including, but not limited to, any law prohibiting or making illegal discrimination in the occupancy of the Properties on the basis of race, sex, creed, color, religion, national origin, or mental or physical handicap, provided, however, that Owner shall not be responsible to Manager for any such expenses in the event Manager is finally adjudged to have personally, and not in a representative capacity, violated any such law. Nothing contained in this Agreement shall obligate Manager to employ legal counsel to represent Owner in any such proceeding or suit.

Owner shall pay reasonable expenses incurred by Manager in obtaining legal advice, with the prior consent of Owner, regarding compliance with any law affecting the Properties or activities related to them. If such expenditure also benefits others for whom Manager in this Agreement acts in a similar capacity, Owner agrees to pay an apportioned amount of such expense.

**Section 17 MANAGER'S COMPENSATION AND EXPENSES**

As compensation for the services provided by Manager under this Agreement. Owner shall pay Manager as follows:

Three percent (3%) of the total monthly gross receipts from the Properties, payable by the 15th day of the month for the duration of this Agreement. Payments due Manager for periods of less than a calendar month shall be prorated over the number of days for which compensation is due. The percentage amount set forth above shall be based upon the total gross receipts from the Properties during the preceding month less all expenses attributable, directly or indirectly, to the repair, maintenance and operation of the Properties.

The term "gross receipts" shall be deemed to include all rents and other income and charges from the normal operation of the Properties, including, but not limited to, rents, parking fees, laundry income, forfeited security deposits, pet deposits, other fees and deposits, and other miscellaneous income. Gross receipts shall NOT be deemed to include (i) the special charges listed in paragraph 3.2, (ii) excess interest on security deposits (from paragraph 3.3), (iii) income arising out of the sale of real property or the settlement of fire or other casualty losses and items of a similar nature or (v) income arising from any commercial advertisement conducted at the Property.

**Section 18 REPRESENTATIONS**

Owner represents and warrants that Owner has full power and authority to enter this Agreement. Manager represents and warrants to Owner that Manager has full power and authority to enter this Agreement.

**Section 19 STRUCTURAL CHANGES**

Owner expressly withholds from Manager any power or authority to make any structural changes in any

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building, or to make any other major alterations or additions in or to any such building or to any equipment in any such building, or to incur any expense chargeable to Owner other than expenses related to exercising the express powers vested in Manager through this Agreement, without the prior *written* consent of the following person:

| | |
|---|---|
| Abe Miller<br>Name | 150 Oberlin Avenue N., Lakewood, New Jersey 08701<br>Address |

However, such emergency repairs as may be required because of danger to life or property, or which are immediately necessary for the preservation and safety of the Properties or the safety of the tenants and occupants thereof, or required to avoid the suspension of any necessary service to the Properties, or to comply with any applicable federal, state, or local laws, regulations, or ordinances, shall be authorized pursuant to paragraph 10.2 of this Agreement, and Manager shall notify Owner appropriately.

## Section 20 TERMINATION

### 20.1 TERMINATION BY EITHER PARTY

This Agreement may be terminated by either Owner or Manager, with or without cause, upon the giving of thirty (30) days' written notice and be applicable to any individual Property.

### 20.2 TERMINATION FOR CAUSE

Notwithstanding the foregoing, this Agreement shall terminate in any event, and all obligations of the parties hereunder shall cease (except as to liabilities or obligations which have accrued or arisen prior to such termination, or which accrue pursuant to paragraph 20.3 as a result of such termination, and obligations to insure and indemnify), upon the occurrence of any of the following events:

(a) BREACH OF AGREEMENT

Thirty (30) days after the receipt of notice by either party from the other specifying in detail a material breach of this Agreement, if such breach has not been cured within said thirty (30) day period; or if such breach is of a nature that it cannot be cured within said thirty (30) day period but can be cured within a reasonable time thereafter, if efforts to cure such breach have not commenced or/and such efforts are not proceeding and being continued diligently both during and after such thirty (30) day period prior to the breach being cured. HOWEVER, the breach of any obligation of either party hereunder to pay any monies to the other party under the terms of this Agreement shall be deemed to be curable within thirty (30) days.

(b) FAILURE TO ACT, ETC.

In the event that any insurance required of Owner is not maintained without any lapse, Manager may terminate this Agreement at any time by written notice to Owner of its election to do so, which termination shall be effective upon the service of such notice.

(c) ASSIGNMENT

In the event that either party assigns this Agreement without the written consent of the other, such other party may terminate the Agreement at any time by written notice of its election to do so, which termination shall be effective upon the service of such notice.

### 20.3 TERMINATION COMPENSATION

If Manager terminates this Agreement for a breach by Owner under paragraph 20.2(a) or (b) above, then in any such event, Owner shall be obligated to pay Manager as liquidated damages an amount equal to the management fee earned by Manager, as determined under paragraph 17 above, for the calendar month immediately preceding the month in which the notice is given to Manager or to Owner, multiplied by the lesser of (a) the number of months and/or portions thereof remaining from the termination date until the end of the Initial Term or Term Year in which the termination occurred and (b) three (3) months. Such damages, plus any amounts accruing to Manager prior to such termination, shall be due and payable upon termination of this Agreement.

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### 20.4 OWNER RESPONSIBLE FOR PAYMENTS

Manager may withhold funds for thirty (30) days after the end of the month in which this Agreement is terminated, in order to pay bills previously incurred but not yet invoiced and to close accounts. Manager shall deliver to Owner, within thirty (30) days after the end of the month in which this Agreement is terminated, any balance of monies due Owner or of tenant security deposits, or both, which were held by Manager with respect to each Property, as well as a final accounting reflecting the balance of income and expenses with respect to each Property as of the date of termination or withdrawal, and all records, contracts, leases, receipts for deposits, and other papers or documents which pertain to each Property.

### 20.5 SALE OF PROPERTIES

Upon transfer of ownership of any individual Property, this Agreement shall terminate automatically with respect to such Property, unless the transferee agrees in writing to assume this Agreement without any changes and Manager, in its sole discretion, agrees in writing to accept such assumption.

## Section 21 SURVIVAL

All provisions of this Agreement that are expressly stated to survive or require Owner to have insured or to defend, reimburse, or indemnify the other (including, but not limited to, paragraphs 2.1, 5, 8.4, 9.2, 9.5, 13, 14, 15, 16, 17, 20.3, and 20.4) shall survive any termination or expiration of this Agreement.

## Section 22 HEADINGS

All headings and subheadings employed within this Agreement are inserted only for convenience and ease of reference and are not to be considered in the construction or interpretation of any provision of this Agreement.

## Section 23 FORCE MAJEURE

Any delays in the performance of any obligation of Manager under this Agreement shall be excused to the extent that such delays are caused by wars, national emergencies, natural disasters, strikes, labor disputes, utility failures, governmental regulations, riots, adverse weather, and other similar causes not within the control of Manager, and any time periods required for performance shall be extended accordingly.

## Section 24 COMPLETE AGREEMENT

This Agreement, including any specified attachments, constitutes the entire agreement between Owner and Manager with respect to the management and operation of the Properties and supersedes and replaces any and all previous agreements or understandings, written or oral, entered into between Owner and Manager relating to the Properties covered by this Agreement. No change to this Agreement shall be valid unless made by supplemental written agreement executed by Owner and Manager. Each party to this Agreement hereby acknowledges and agrees that the other party has made no warranties, representations, covenants, or agreements, express or implied, to such party, other than those expressly set forth herein, and that each party, in entering into and executing this Agreement, has relied upon no warranties, representations, covenants, or agreements, express or implied, to such party, other than those expressly set forth herein.

## Section 25 RIGHTS CUMULATIVE; NO WAIVER

No right or remedy herein conferred upon or reserved to either of the parties to this Agreement is intended to be exclusive of any other right or remedy, and each and every right and remedy shall be cumulative and in addition to any other right or remedy given under this Agreement or now or hereafter legally existing upon the

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occurrence of an event of default under this Agreement. The failure of either party to this Agreement to insist at any time upon the strict observance or performance of any of the provisions of this Agreement, or to exercise any right or remedy as provided in this Agreement, shall not impair any such right or remedy or be construed as a waiver or relinquishment of such right or remedy with respect to subsequent defaults. Every right and remedy given by this Agreement to the parties to it may be exercised from time to time and as often as may be deemed expedient by those parties.

**Section 26 APPLICABLE LAW**

The execution, interpretation, and performance of this Agreement shall in all respects be controlled and governed by the laws of the State of New Jersey.

**Section 27 NOTICES**

Any notices, demands, consents, and reports necessary or provided for under this Agreement shall be in writing in order to be effective and shall be deemed given upon receipt or rejection at the address set forth above, or such other address as any such party may direct by giving notice in accordance with this paragraph, and must be sent certified, registered or express mail, return receipt requested, via a commercial, nationally recognized next-business-day delivery service that provides a written receipt, or by hand, with written receipt.

**Section 28 AGREEMENT BINDING UPON SUCCESSORS AND ASSIGNS**

This Agreement shall be binding upon the parties hereto and their respective personal representatives, heirs, administrators, executors, successors and permitted assigns. This Agreement is personal to the parties hereto and may not be assigned by either party without the prior written consent of the other.

**Section 29 FURTHER ASSURANCES**

Without modifying the respective rights and obligations of each party under this Agreement, each party agrees that it will without further consideration execute and deliver such other documents and take such other action as may be reasonably requested by the other party to consummate more effectively the purposes of this Agreement.

**Section 30 COUNTERPARTS; TELECOPY SIGNATURES**

This Agreement may be executed in counterparts, and all such executed counterparts shall constitute the same agreement. A telecopy of any signature hereto shall be valid for all purposes as if it were an original.

**Section 31 NO THIRD PARTY BENEFICIARIES**

The provisions of this Agreement are and will be for the benefit of Manager and Owner only and are not for the benefit of any third party.

**Section 32 CONSTRUCTION**

The normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement.

**Section 33 SEVERABILITY**

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If any portion of this Agreement is held to be unenforceable by a court of competent jurisdiction, the remainder of this Agreement shall remain in full force and effect.

Section 34 WAIVER OF TRIAL BY JURY

**MANAGER AND OWNER, TO THE EXTENT THAT THEY MAY LEGALLY DO SO, HEREBY EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, CAUSE OF ACTION, OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS AGREEMENT, OR IN ANY WAY IN CONNECTION WITH, OR RELATED TO, OR INCIDENTAL TO, THE DEALINGS OF THE PARTIES HERETO WITH RESPECT TO THIS AGREEMENT, WHETHER NOW EXISTING OR HEREAFTER ARISING.**

Section 35 VENUE

Manager and Owner irrevocably (a) agree that any suit, action or other legal proceeding arising out of or relating to this Agreement may be brought in the Courts of the United States of America located in the District of New Jersey or in any state courts located in Bergen County, New Jersey, (b) consent to the jurisdiction of each such court in any such suit, action or proceeding and (c) waive any objection which it may have to the laying of venue of any such suit, action or proceeding in any of such courts and any claim that any such suit, action or proceeding has been brought in any inconvenient forum.

[*No further text on this page; signatures follow*]

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IN WITNESS WHEREOF, the parties hereto have affixed or caused to be affixed their respective signatures as of June 18, 2012.

EFFICIENT PROPERTY MANAGEMENT, LLC,
a Delaware limited liability company

By: ______________________
Name: Simcha Podolsky
Title: President

Exhibit 6.1 - Page 28 of 76

# EXHIBIT A

1. Amberidge Apartments of Roseville, Ltd. (OH)

2. Ashgrove Apartments of Jefferson County, Ltd. (KY)

3. Beckford Place Apartments of the Plains, Ltd. (OH)

4. Camelia Court Apartments of Columbus, Ltd. (OH)and Camelia Court Apartments of Columbus, II, Ltd. (OH)

5. Empirian Carleton Court, LLC (DE)
6. Cedarwood Apartments of Goshen, Ltd. (OH)

7. Dover Place Apartments of Eastlake, Ltd. (OH), Dover Place Apartments of Eastlake, II, Ltd. (OH), Dover Place Apartments of Eastlake, III, Ltd. (OH), Dover Place Apartments of Eastlake, IV, Ltd. (OH)
8. Elmwoods Apartments of Marietta, Ltd. (GA)
9. Forsythia Court Apartments of Columbus, Ltd. (OH)

10. Foxhaven Apartments of Stark County, LLC (OH)

11. Hayfield Park Apartments of Boone County, Ltd. (KY)
12. CRSI SPV 96, LLC (Laurel Bay)

13. Meadowood Apartments of Warrick County, Ltd. (OH)

14. Ridgewood Apartments of Bedford, Ltd. (OH) and Laurelwood Court Apartments of Bedford, Ltd. (Ridgewood Apartments)

15. CRSI SPV 59, LLC (DE) and River Glen Apartments of Reynoldsburg, II, LLC (River Glen)

16. Slate Run Apartments of Bedford, Ltd. (OH)

17. Tabor Ridge Apartments, LLC

18. Willowood Apartments of Frankford, Ltd. And Willowood Apartments of Frankford, II, Ltd.

19. Wood Trail Apartments of Newnan, Ltd. (GA)

Exhibit 6.1 - Page 29 of 76

BORROWER:

AMBERIDGE APARTMENTS OF ROSEVILLE, LTD., an Ohio limited partnership, a/k/a AMBERIDGE APARTMENTS OF ROSEVILLE, LIMITED PARTNERSHIP

By: Empirian Lexford GP 9 LLC,
a Delaware limited liability company,
its general partner

By: ____________________
Name: ____________________
Its Authorized Signatory

**Jacob Skaist**

60

EQR C179 {00247969.DOC;3}

Exhibit 6.1 - Page 30 of 76

BORROWER:

ASHGROVE APARTMENTS OF JEFFERSON COUNTY, LTD.,
a Kentucky limited partnership

By: Empirian Lexford GP 9 LLC,
a Delaware limited liability company,
its general partner

By: ______________________
Name: ______________________
Its Authorized Signatory

**Jacob Skaist**

54

EQR C136{00247969.DOC;3}

Exhibit 6.1 - Page 31 of 76

BORROWER:

BECKFORD PLACE APARTMENTS OF THE PLAINS, LTD.,
an Ohio limited partnership

By: Empirian Lexford GP 9 LLC,
a Delaware limited liability company,
its general partner

By: ____________________
Name: ____________________
Its Authorized Signatory

**Jacob Skaist**

90

EQR C100{00247969.DOC;3}

Exhibit 6.1 - Page 32 of 76

BORROWER:

CAMELLIA COURT APARTMENTS OF COLUMBUS, LTD.,
an Ohio limited partnership

By: Empirian Lexford GP 9 LLC,
a Delaware limited liability company,
its general partner

By: ____________________
Name: ____________________
Its Authorized Signatory

Jacob Skaist

83

EQR C044 {00247969.DOC;3}

Exhibit 6.1 - Page 33 of 76

BORROWER:

CAMELLIA COURT APARTMENTS OF COLUMBUS, II, LTD.,
an Ohio limited partnership

By: Empirian Lexford GP 9 LLC,
a Delaware limited liability company,
its general partner

By: ______________________
Name: ______________________
Its Authorized Signatory

**Jacob Skaist**

84

EQR C044 (00247969.DOC;3)*

Exhibit 6.1 - Page 34 of 76

BORROWER:

CEDARWOOD APARTMENTS OF GOSHEN, LTD., an Ohio limited partnership, a/k/a CEDARWOOD APARTMENTS OF GOSHEN, LIMITED PARTNERSHIP

By: Empirian Lexford GP 9 LLC, a Delaware limited liability company, its general partner

By: ________________________
Name: ________________________
Its Authorized Signatory

**Jacob Skaist**

53

EQR C225 {00247969.DOC;3}

Exhibit 6.1 - Page 35 of 76

BORROWER:

By: Empirian Lexford GP 9 LLC,
a Delaware limited liability company,
its general partner

By: ______________________
Name: ______________________
Its Authorized Signatory

**Jacob Skaist**

77

EQR C032 (00247969.DOC;3)

Exhibit 6.1 - Page 36 of 76

BORROWER:

By: Empirian Lexford GP 9 LLC,
a Delaware limited liability company,
its general partner

By: ______________________
Name: ____________________
Its Authorized Signatory

**Jacob Skaist**

78

EQR C032{00247969.DOC;3}*

Exhibit 6.1 - Page 37 of 76

BORROWER:

By: Empirian Lexford GP 9 LLC,
a Delaware limited liability company,
its general partner

By: ____________________
Name: ____________________
Its Authorized Signatory

**Jacob Skaist**

79

EQR C032(00247969.DOC;3)*

Exhibit 6.1 - Page 38 of 76

BORROWER:

DOVER PLACE APARTMENTS OF EASTLAKE, IV, LIMITED PARTNERSHIP,
an Ohio limited partnership

By: Empirian Lexford GP 9 LLC,
a Delaware limited liability company,
its general partner

By: ______________________
Name: ______________________
Its Authorized Signatory

Jacob Skaist

80

EQR C032{00247969.DOC;3}*

Exhibit 6.1 - Page 39 of 76

BORROWER:

ELMWOODS APARTMENTS OF MARIETTA, LTD. (L.P.),
a Georgia limited partnership

By: Empirian Lexford GP 9 LLC,
a Delaware limited liability company,
its general partner

By: ____________________
Name: ____________________
Its Authorized Signatory

**Jacob Skaist**

38

EQR C377 {00247969.DOC;3}

Exhibit 6.1 - Page 40 of 76

BORROWER:

EMPIRIAN CARLETON COURT LLC,
a Delaware limited liability company

By: Empirian Lexford MM 9 LLC,
a Delaware limited liability company,
its managing member

By: ____________________
Name: ____________________
Its Authorized Signatory

**Jacob Skaist**

70

EQR C233 {00247969.DOC;3}

Exhibit 6.1 - Page 41 of 76

BORROWER:

FORSYTHIA COURT APARTMENTS OF COLUMBUS, LTD.,
an Ohio limited partnership

By: Empirian Lexford GP 9 LLC,
a Delaware limited liability company,
its general partner

By: ________________________
Name: ______________________
Its Authorized Signatory

**Jacob Skaist**

85

EQR C056{00247969.DOC;3}

Exhibit 6.1 - Page 42 of 76

BORROWER:

FOXHAVEN APARTMENTS OF STARK COUNTY, L.L.C.,
an Ohio limited liability company

By: Empirian Lexford MM 9 LLC,
a Delaware limited liability company,
its managing member

By: ____________________
Name: ____________________
Its Authorized Signatory

**Jacob Skaist**

76

EQR C025{00247969.DOC;3}

Exhibit 6.1 - Page 43 of 76

BORROWER:

HAYFIELD PARK APARTMENTS OF BOONE COUNTY, LTD.,
a Kentucky limited partnership

By: Empirian Lexford GP 9 LLC,
a Delaware limited liability company,
its general partner

By: ______________________
Name: ____________________
Its Authorized Signatory

**Jacob Skaist**

57

EQR C177 (00247969.DOC;3)

Exhibit 6.1 - Page 44 of 76

BORROWER:

CRSI SPV 96, LLC,
a Delaware limited liability company,
a/k/a CRSI SPV 96 of MICHIGAN, LLC

By: Empirian Lexford MM 9 LLC,
a Delaware limited liability company,
its managing member

By: ______________________
Name: ____________________
Its Authorized Signatory

**Jacob Skaist**

68

EQR C222(00247969.DOC;3)

Exhibit 6.1 - Page 45 of 76

BORROWER:

MEADOWOOD APARTMENTS OF WARRICK COUNTY, LTD., an Ohio limited partnership, a/k/a MEADOWOOD APARTMENTS OF WARRICK COUNTY, LIMITED PARTNERSHIP

By: Empirian Lexford GP 9 LLC,
a Delaware limited liability company,
its general partner

By: ______________________
Name: ____________________
Its Authorized Signatory

**Jacob Skaist**

50

EQR C151 (00247969.DOC;3)

Exhibit 6.1 - Page 46 of 76

BORROWER:

RIDGEWOOD APARTMENTS OF BEDFORD, LTD., an Ohio limited partnership, a/k/a RIDGEWOOD APARTMENTS OF BEDFORD, LIMITED PARTNERSHIP

By: Empirian Lexford GP 9 LLC, a Delaware limited liability company, its general partner

By: ______________________
Name: ______________________
Its Authorized Signatory

**Jacob Skaist**

47

EQR C121{00247969.DOC;3}

Exhibit 6.1 - Page 47 of 76

BORROWER:

CRSI SPV 59, LLC,
a Delaware limited liability company

By: Empirian Lexford MM 9 LLC,
a Delaware limited liability company,
its managing member

By: ____________________
Name: ____________________
Its Authorized Signatory

**Jacob Skaist**

88

EQR C075 {00247969.DOC;3}

Exhibit 6.1 - Page 48 of 76

BORROWER:

RIVER GLEN APARTMENTS OF
REYNOLDSBURG II LLC,
an Ohio limited liability company

By: Empirian Lexford MM 9 LLC,
a Delaware limited liability company,
its managing member

By: ____________________
Name: ____________________
Its Authorized Signatory

**Jacob Skaist**

89

EQR C075 {00247969.DOC;3}*

Exhibit 6.1 - Page 49 of 76

BORROWER:

SLATE RUN APARTMENTS OF BEDFORD, LTD.,
an Ohio limited partnership

By: Empirian Lexford GP 9 LLC,
a Delaware limited liability company,
its general partner

By: ______________________
Name: ____________________
Its Authorized Signatory

**Jacob Skaist**

81

EQR C033 {00247969.DOC;3}

Exhibit 6.1 - Page 50 of 76

BORROWER:

TABOR RIDGE APARTMENTS LLC,
a Delaware limited liability company

By: Empirian Lexford MM 9 LLC,
a Delaware limited liability company,
its managing member

By: ______________________
Name: ____________________
Its Authorized Signatory

**Jacob Skaist**

75

EQR C024 {00247969.DOC;3}

Exhibit 6.1 - Page 51 of 76

BORROWER:

WILLOWOOD APARTMENTS OF FRANKFORT, LTD.,
a Kentucky limited partnership

By: Empirian Lexford GP 9 LLC,
a Delaware limited liability company,
its general partner

By: ____________________
Name: ____________________
Its Authorized Signatory

**Jacob Skaist**

{00247243{00247969.DOC;3}.DOC;2
EQR C140

55

Exhibit 6.1 - Page 52 of 76

BORROWER:

By: Empirian Lexford GP 9 LLC,
a Delaware limited liability company,
its general partner

By: ____________________
Name: ____________________
Its Authorized Signatory

**Jacob Skaist**

56

EQR C140{00247969.DOC;3}*

Exhibit 6.1 - Page 53 of 76

BORROWER:

WOOD TRAIL APARTMENTS OF NEWNAN, LTD. (L.P.),
a Georgia limited partnership

By: Empirian Lexford GP 9 LLC,
a Delaware limited liability company,
its general partner

By: ______________________
Name: ____________________
Its Authorized Signatory

**Jacob Skaist**

42

EQR C391 (00247969.DOC;3)

Exhibit 6.1 - Page 54 of 76

EXHIBIT 6.1 (B)

Property Management Agreement for (1)
Ashgrove, (2) Beckford Place, (3) Camelia Court,
(4) Carleton Court, (5) Elmwoods, (6) Forsythia
Court, (7) Hayfield Park, (8) Laurel Bay, (9)
Meadowood, (10) River Glen, (11) Slate Run,
(12) Tabor Ridge, and (13) Wood Trail

Exhibit 6.1 - Page 55 of 76

# Management Agreement

For the properties set forth on Exhibit A

OWNER: Borrower Entities

MANAGER: Efficient Property Management, LLC

Exhibit 6.1 - Page 56 of 76

This Management Agreement (this "Agreement") is made as of this ____ day of May, 2017 by and between the entities listed on Exhibit A, (individually and collectively, as applicable, the "Owner") and Efficient Property Management, LLC a Delaware limited liability Company (the "Manager")

## Section 1 APPOINTMENT OF MANAGING MANAGER

### 1.1 APPOINTMENT AND ACCEPTANCE

Owner hereby appoints Manager as sole and exclusive Property Manager to lease and manage the property described in paragraph 1.2 upon the terms and conditions provided herein. Manager accepts the appointment and agrees to furnish the services of its organization for the leasing and management of the Premises; and Owner agrees to pay all expenses in connection with those services.

### 1.2 DESCRIPTION OF PREMISES

The property to be managed by Manager under this Agreement (the "Premises") is located at 7509 Jonesboro Road, Jonesboro, Georgia 30236 , consisting of the land, buildings, and other improvements described as Southlake Cove.

### 1.3 TERM

The term of this Agreement shall be for an initial period (the "initial term") from the Effective Date to August 31, 2016 and thereafter shall be automatically renewed from year to year unless terminated as provided in sections 21 or 27 herein. Each of said one-year renewal periods is referred to as a "term year." As used in the preceding sentence, the Effective Date means the date that the Premises is acquired by Owner and/or its affiliates.

### 1.4 MANAGEMENT OFFICE

Owner shall provide adequate space on the Premises for a management office. Owner shall pay all expenses related to such office, including, but not limited to, furnishings, equipment, postage and office supplies, electricity and other utilities, and telephone.

### 1.5 APARTMENT FOR ON-SITE STAFF

Owner shall provide a suitable apartment(s) on the Premises for the use of an on-site manager and/or a resident janitor and their families, rent-free, except that such resident staff shall pay for heat and utilities in the same manner as other tenants. The specific apartment(s) shall be the Owner's choice.

## Section 2 BANK ACCOUNTS

The various bank accounts established under this Agreement shall at all times be established in Owner's name but under Manager's control. Manager's designees shall be authorized to draw upon such accounts. No amounts deposited in any accounts established under this Agreement shall in any event be commingled with any other funds of Manager.

### 2.1 OPERATING ACCOUNT

Manager shall establish a separate account known as the Operating Account, separate and apart from Manager's corporate accounts, for the deposit of receipts collected as described herein, in a bank or other institution whose deposits are insured by the federal government. Such depository shall be selected by the Manager. However, Manager shall not be held liable in the event of bankruptcy or failure of a depository. Funds in the Operating Account remain the property of Owner subject to disbursement of expenses by Manager as described in this Agreement.

Exhibit 6.1 - Page 57 of 76

### 2.2 SECURITY DEPOSIT ACCOUNT

Manager shall, if required by law, maintain a separate interest-bearing account for tenant security deposits and advance rentals. Such account shall be maintained in accordance with applicable state or local laws, if any.

## Section 3 COLLECTION OF RENTS AND OTHER RECEIPTS

### 3.1 MANAGER'S AUTHORITY

Manager shall collect (and give receipts for, if necessary) all rents, charges and other amounts receivable on Owner's account in connection with the management and operation of the Premises. Such receipts (except tenants' security deposits and advance rentals, which shall be handled as specified in paragraphs 2.2 and 3.3 hereof; and special charges, which shall be handled as specified in paragraph 3.2 hereof) shall be deposited in the Operating Account maintained by Manager for the Premises.

### 3.2 SPECIAL CHARGES

If permitted by applicable law, Manager may collect from tenants any or all of the following: an administrative charge for late payment of rent, a charge for returned or non-negotiable checks, a credit report fee, an administrative charge and/or broker's commission for subleasing. Manager shall also account to Owner for such charges and/or commission.

### 3.3 SECURITY DEPOSITS

Manager shall collect, deposit, and disburse tenants' security deposits in accordance with the terms of each tenant's lease. Manager shall pay tenants interest upon such security deposits only if required by law to do so; otherwise, any interest earned on tenant security deposits is to be paid by Manager to Owner. Manager shall comply with all applicable state or local laws concerning the responsibility for security deposits and interest, if any.

## Section 4 DISBURSEMENTS FROM OPERATING ACCOUNT

### 4.1 DEBT SERVICE

Owner shall give Manager advance written notice of at least 20 days if Owner desires Manager to make any additional monthly or recurring payments (such as mortgage indebtedness, general taxes, or special assessments, or fire, steam boiler, or other insurance premiums) out of the proceeds from the Premises.

### 4.2 OPERATING EXPENSES

After payments made pursuant to Section 4.1 above, from the Operating Account, Manager is hereby authorized to pay or reimburse itself for all reasonable and non-extraordinary expenses and costs of operating the Premises but not for any other sums due Manager under this Agreement, including Manager's compensation under section 17.

### 4.3 NET PROCEEDS

To the extent that funds are available, and after maintaining the cash contingency reserve amount as specified in paragraph 2.1.1, Manager shall transmit cash balances to Owner weekly or on such other schedule as Manager and Owner may agree from time to time..

Exhibit 6.1 - Page 58 of 76

## Section 5 MANAGER NOT REQUIRED TO ADVANCE FUNDS

In the event that the balance in the Operating Account is at any time insufficient to pay disbursements due and payable under paragraphs 4.1 and 4.2 above, Owner shall, promptly upon written request from Manager, remit to Manager sufficient funds to cover the deficiency and replenish the contingency reserve. In no event shall Manager be required to use its own funds to pay such disbursements. Nor shall Manager be required to advance any monies to Owner, to any security deposit account, or to the Operating Account.

If Manager elects to advance any money in connection with the Premises to pay any expenses for Owner, such advance shall be considered a loan subject to repayment without interest, and Owner hereby agrees to reimburse Manager.

## Section 6 FINANCIAL AND OTHER REPORTS

By the 20th day of each month, Manager shall furnish Owner with a statement of cash receipts and disbursements from the operation of the Premises during the previous month. In addition, Manager shall, on a mutually acceptable schedule, prepare and submit to Owner such other reports as are agreed on by both parties.

### 6.1 OWNER'S RIGHT TO AUDIT

Owner shall have the right to request periodic audits of all applicable accounts managed by Manager, and the cost of such audit(s) shall be paid by Owner.

## Section 7 ADVERTISING

Manager is authorized to advertise the Premises or portions thereof for rent, using periodicals, signs, plans, brochures, or displays, or such other means as Manager may deem proper and advisable. Manager is authorized to place signs on the Premises advertising the Premises for rent, provided such signs comply with applicable laws. The cost of such advertising shall be paid out of the Operating Account. All advertising shall make clear that Manager is the manager and NOT the owner of the Premises.

## Section 8 LEASING AND RENTING

### 8.1 MANAGER'S AUTHORITY TO LEASE PREMISES

Manager shall use all reasonable efforts to keep the Premises rented by procuring tenants for the Premises. Manager is authorized to negotiate, prepare, and execute all leases, including all renewals and extensions of leases (and expansions of space in the Premises, if applicable) and to cancel and modify existing leases. Manager shall execute all leases as agent for the Owner. After such time that the payments set forth in Section 4.1 are made all costs of leasing shall be paid out of the Operating Account. No lease shall be in excess of TWO year(s) without written approval by Owner. The form of the lease shall be agreed upon by Owner and Manager. Notwithstanding the foregoing, (a) only the President of Manager and a single on-site manager designated to Owner in writing by Manager ( each , an "Authorized Person") may and are authorized to execute any of the agreements referenced in the paragraph and (b) all such agreements shall be on the standard forms therefor provided by Owner or otherwise agreed upon by Owner and Manager.

### 8.2 NO RENTAL AGENT

Exhibit 6.1 - Page 59 of 76

During the term of this Agreement, Owner shall not authorize any other person, firm, or corporation to negotiate or act as leasing or rental agent with respect to any leases for space in the Premises. Owner agrees to promptly forward all inquiries about leases to Manager.

### 8.3 RENTAL RATES

Manager is authorized to establish and change or revise, to the extent reasonable, all rents, fees, or deposits, and any other charges chargeable with respect to the Premises.

### 8.4 ENFORCEMENT OF LEASES

Manager is authorized to institute, in Owner's name, all legal actions or proceedings for the enforcement of any lease term, for the collection of rent or other income from the Premises, or for the evicting or dispossessing of tenants or other persons from the Premises. Manager, by an Authorized Person only, is authorized to sign and serve such notices as Manager deems necessary for lease enforcement, including the collection of rent or other income. Manager is authorized, through the President only, when expedient, to settle, compromise, and release such legal actions or suits or reinstate such tenancies. Any monies for such settlements paid out by Manager shall not exceed $1,000.00 without prior approval by Owner. Attorneys' fees, filing fees, court costs, and other necessary expenses incurred in connection with such actions and not recovered from tenants shall be paid out of the Operating Account or reimbursed directly to Manager by Owner. Manager may select the attorney of its choice to handle such litigation subject to Owners consent.

## Section 9 EMPLOYEES

### 9.1 MANAGER'S AUTHORITY TO HIRE

Manager is authorized to hire, supervise, discharge, and pay all servants, employees, contractors, or other personnel necessary to be employed in the management, maintenance, and operation of the Premises. All employees shall be deemed employees of the **Manager**.

### 9.2 OWNER PAYS EMPLOYEE EXPENSES

All wages and fringe benefits payable to such employees hired per paragraph 9.1 above, and all local, state, and federal taxes and assessments (including but not limited to Social Security taxes, unemployment insurance, and workers' compensation insurance) incident to the employment of such personnel, shall be paid by Manager but Manager shall be reimbursed therefore by payment out of the Operating Account into the Manager's corporate or separate payroll account and shall be treated as operating expenses.

### 9.3 MANAGER'S AUTHORITY TO FILE RETURNS

Manager shall do and perform all acts required of an employer with respect to the Premises and shall execute and file all tax and other returns required under the applicable federal, state, and local laws, regulations, and/or ordinances governing employment, and all other statements and reports pertaining to labor employed in connection with the Premises and under any similar federal or state law now or hereafter in force. In connection with such filings, Owner shall upon request promptly execute and deliver to Manager all necessary powers of attorney, notices of appointment, and the like. Manager shall pay for all amounts required to be paid under the foregoing laws from the Operating Account.

### 9.4 WORKERS' COMPENSATION INSURANCE

Manager shall, at Owner's expense, maintain workers' compensation insurance covering all liability of the employer under established workers' compensation laws.

### 9.5 HOLD HARMLESS, LABOR LAWS

Exhibit 6.1 - Page 60 of 76

Manager shall be responsible for compliance with all applicable state or federal labor laws. Owner shall indemnify, defend, and save Manager harmless from all claims, investigations, and suits, to the extent arising from Owner's actions or failures to act, with respect to any alleged or actual violation of state or federal labor laws provided, however, Manager as promptly and timely notified Employer of its obligation.

## Section 10 MAINTENANCE AND REPAIR

### 10.1 ROUTINE OR PERIODIC MAINTENANCE AND REPAIR

Manager shall and is authorized to make or cause to be made, through contracted services or otherwise, all (a) repairs, replacements and alterations necessary to fulfill any management plan agreed upon in writing by Manager and Owner and, (b) ordinary repairs and replacements reasonably necessary to preserve the Premises or good condition and for the operating efficiency of the Premises, and (c) alterations required to comply with any Mortgage or other loan documents by which Owner is bound, lease requirements, governmental regulations, or insurance requirements. Manager is also authorized to decorate the Premises and to purchase or rent, at Owner's expense, all equipment, tools, appliances, materials, supplies, uniforms, and other items necessary for the management, maintenance, or operation of the Premises. Such maintenance and decorating expenses shall be paid out of the Operating Account. This section applies except where decorating and/or maintenance are at tenants' expense as stipulated in a lease.

### 10.2 APPROVAL FOR EXCEPTIONAL MAINTENANCE EXPENSE

The expense to be incurred for any one item of maintenance, alteration, refurbishing, or repair shall not exceed the sum of $5,000, unless such expense is specifically authorized by Owner, or is incurred under such circumstances as Manager shall reasonably deem to be an emergency. In an emergency where repairs are *immediately* necessary for the preservation and safety of the Premises, or to avoid the suspension of any essential service to the Premises, or to avoid danger to life or property, or to comply with federal, state, or local law, such emergency repairs shall be made by Manager at Owner's expense without prior approval.

## Section 11 CONTRACTS, UTILITIES AND SERVICES

Manager is authorized to negotiate contracts for nonrecurring items of expense, not to exceed $5,000 unless approved by Owner, and to enter into agreements for all necessary repairs, maintenance, and minor alterations in Manager's name. Manager shall, in Owner's name and at Owner's expense, make contracts on Owner's behalf for electricity, gas, telephone, fuel, or water, and such other services as Manager shall deem necessary or prudent for the operation of the Premises. All utility deposits shall be the Owner's responsibility, except that Manager shall pay same from the Operating Account.

## Section 12 RELATIONSHIP OF MANAGER TO OWNER

In taking any action under this Agreement, Manager shall be acting only as Manager for Owner, and nothing in this Agreement shall be construed as creating a partnership, joint venture, or any other similar relationship , or as requiring Manager to bear any portion of losses arising out of or connected with the ownership of the Premises. Nor shall Manager at any time during the period of this Agreement be considered a direct employee of Owner. Neither party shall have the power to bind or obligate the other except as expressly set forth in this Agreement

Exhibit 6.1 - Page 61 of 76

**Section 13 SAVE HARMLESS**

Owner shall indemnify, defend, and save Manager harmless from all loss, damage, cost, expense (including attorneys' fees), liability, or claims for personal injury or property damage incurred or occurring in, on, or about the Premises except to the extent arising from Manager's acts outside the scope of its duties and authority hereunder or from Manager's negligence, or willful acts or omissions or fraud. Manager shall indemnify Owner for damages or injuries to persons or property arising from Manager's acts outside the scope of its duties or authority hereunder or from Manager's negligence, willful acts or omissions or fraud.

**Section 14 LIABILITY INSURANCE**

Owner shall obtain and keep in force adequate insurance against physical damage (e.g., fire with extended coverage endorsement, boiler and machinery, etc.) and against liability for loss, damage, or injury to property or persons which might arise out of the occupancy, management, operation, or maintenance of the Premises. Any deductible required under such insurance policies shall be Owner's expense. Manager shall be covered as an additional insured on all liability insurance maintained with respect to the Premises. Liability insurance shall be adequate to protect the interests of both Owner and Manager and in form, substance, and amounts reasonably satisfactory to Manager. Owner agrees to furnish Manager with certificates evidencing such insurance within 5 days of the execution of this Agreement. If Owner fails to do so, Manager may, but shall not be obligated to, place said insurance and charge the cost thereof to the Operating Account.

**Section 15 MANAGER ASSUMES NO LIABILITY**

Manager assumes no liability whatsoever for any acts or omissions of Owner, or any previous owners of the Premises, or any previous management or other agent of either. Manager assumes no liability for any failure of or default by any tenant in the payment of any rent or other charges due Owner or in the performance of any obligations owed by any tenant to Owner pursuant to any lease or otherwise. Nor does Manager assume any liability for previously unknown violations of environmental or other regulations which may become known during the period this Agreement is in effect. Any such regulatory violations or hazards discovered by Manager shall be brought to the attention of Owner in writing.

**Section 16 OWNER RESPONSIBLE FOR ALL EXPENSES OF LITIGATION**

Owner shall pay all expenses incurred by Manager, including, but not limited to, reasonable attorneys' fees and Manager's costs, and any liability, fines, penalties or the like, in connection with any claim, proceeding, or suit involving an alleged violation by Manager or Owner, or both, of any law pertaining to fair credit reporting, environmental protection, rent control, taxes, or fair housing, including, but not limited to, any law prohibiting or making illegal discrimination in the rental of residential apartments on the basis of race, sex, creed, color, religion, national origin, or mental or physical handicap, provided, however, that Owner shall not be responsible to Manager for any such expenses in the event Manager is finally adjudged to have personally, and not in a representative capacity, violated any such law. Nothing contained in this Agreement shall obligate Manager to employ legal counsel to represent Owner in any such proceeding or suit.

Exhibit 6.1 - Page 62 of 76

Owner shall pay reasonable expenses incurred by Manager in obtaining legal advice, with the prior consent of Owner, regarding compliance with any law affecting the Premises or activities related to them. If such expenditure also benefits others for whom Manager in this Agreement acts in a similar capacity, Owner agrees to pay an apportioned amount of such expense.

**Section 17 MANAGER'S COMPENSATION AND EXPENSES**

As compensation for the services provided by Manager under this Agreement. Owner shall pay Manager as follows:

Three percent (3%) of the total monthly gross receipts from the Premises, payable by the 15th day of the month for the duration of this Agreement. Payments due Manager for periods of less than a calendar month shall be prorated over the number of days for which compensation is due. The percentage amount set forth above shall be based upon the total gross receipts from the Premises during the preceding month less all expenses attributable, directly or indirectly, to the repair, maintenance and operation of the Premises.

The term "gross receipts" shall be deemed to include all rents and other income and charges from the normal operation of the Premises, including, but not limited to, rents, parking fees, laundry income, forfeited security deposits, pet deposits, other fees and deposits, and other miscellaneous income. Gross receipts shall NOT be deemed to include the special charges listed in paragraph 3.2, or excess interest on security deposits (from paragraph 3.3), or income arising out of the sale of real property or the settlement of fire or other casualty losses and items of a similar nature.

**Section 18 REPRESENTATIONS**

Owner represents and warrants: that Owner has full power and authority to enter this Agreement. Manager represents and warrants to Owner that Manager has full power and authority to enter this Agreement.

**Section 19 STRUCTURAL CHANGES**

Owner expressly withholds from Manager any power or authority to make any structural changes in any building, or to make any other major alterations or additions in or to any such building or to any equipment in any such building, or to incur any expense chargeable to Owner other than expenses related to exercising the express powers vested in Manager through this Agreement, without the prior *written* consent of the following person:

| | |
|---|---|
| Abe Miller | 150 Oberlin Avenue N. Lakewood NJ 08701 |
| Name | Address |

However, such emergency repairs as may be required because of danger to life or property, or which are immediately necessary for the preservation and safety of the Premises or the safety of the tenants and occupants thereof, or required to avoid the suspension of any necessary service to the Premises, or to comply with any applicable federal, state, or local laws, regulations, or ordinances, shall be authorized pursuant to paragraph 10.1 of this Agreement, and Manager shall notify Owner appropriately.

**Section 20 TERMINATION**

**20.1 TERMINATION BY EITHER PARTY**

Exhibit 6.1 - Page 63 of 76

This Agreement may be terminated by either Owner or Manager, with or without cause, upon the giving of 30 days' written notice.

**20.2 TERMINATION FOR CAUSE**

Notwithstanding the foregoing, this Agreement shall terminate in any event, and all obligations of the parties hereunder shall cease (except as to liabilities or obligations which have accrued or arisen prior to such termination, or which accrue pursuant to paragraph 20.3 as a result of such termination, and obligations to insure and indemnify), upon the occurrence of any of the following events:

(a) BREACH OF AGREEMENT--Thirty (30) days after the receipt of notice by either party from the other specifying in detail a material breach of this Agreement, if such breach has not been cured within said thirty (30) day period; or if such breach is of a nature that it cannot be cured within said thirty (30) day period but can be cured within a reasonable time thereafter, if efforts to cure such breach have not commenced or/and such efforts are not proceeding and being continued diligently both during and after such thirty (30) day period prior to the breach being cured. HOWEVER, the breach of any obligation of either party hereunder to pay any monies to the other party under the terms of this Agreement shall be deemed to be curable within thirty (30) days.

(b) FAILURE TO ACT, ETC.--In the event that any insurance required of Owner is not maintained without any lapse, Manager may terminate this Agreement at any time by written notice to Owner of its election to do so, which termination shall be effective upon the service of such notice.

(c) ASSIGNMENT. In the event that either party assigns this Agreement without the written consent of the other, such other party may terminate the Agreement at any time by written notice of its election to do so, which termination shall be effective upon the service of such notice.

**20.3 TERMINATION COMPENSATION**

If Manager terminates this Agreement for a breach by Owner under paragraph 20.2(a) or (b) above, then in any such event, Owner shall be obligated to pay Manager as liquidated damages an amount equal to the management fee earned by Manager, as determined under paragraph 17 above, for the calendar month immediately preceding the month in which the notice is given to Manager or to Owner, multiplied by the lesser of (a) the number of months and/or portions thereof remaining from the termination date until the end of the initial term or term year in which the termination occurred and (b) three (3) months. Such damages, plus any amounts accruing to Manager prior to such termination, shall be due and payable upon termination of this Agreement. Notwithstanding the foregoing or anything else contained herein, no termination compensation as provided for in this paragraph 20.3 or any other termnation fee shall be payable to manager with respect to any termination of this Agreement due to (1) the exercise of rights or remedies by a holder of a first lien mortgage on the Property to terminate this agreement or otherwise replace Manager in accordance with the terms and provisions of the loan documents or (2) the foreclosure (or deed in lieu of foreclosure) of a first mortgage lien on the Property; provided however, manager shall be entitled to payment of the management fee due hereunder up to the date of such termination.

**20.4 OWNER RESPONSIBLE FOR PAYMENTS**

Manager may withhold funds for thirty (30) days after the end of the month in which this Agreement is terminated, in order to pay bills previously incurred but not yet invoiced and to close accounts. Manager shall deliver to Owner, within thirty (30) days after the end of the month in which this Agreement is terminated, any balance of monies due Owner or of tenant security deposits, or both,

Exhibit 6.1 - Page 64 of 76

which were held by Manager with respect to the Premises, as well as a final accounting reflecting the balance of income and expenses with respect to the Premises as of the date of termination or withdrawal, and all records, contracts, leases, receipts for deposits, and other papers or documents which pertain to the Premises.

**20.5 SALE OF PREMISES**

Upon transfer of ownership, this Agreement shall terminate automatically, unless the transferee agrees in writing to assume this Agreement without any changes and Manager, in its sole discretion, agrees in writing to accept such assumption.

**Section 21 SURVIVAL**

All provisions of this Agreement that are expressly stated to survive or require Owner to have insured or to defend, reimburse, or indemnify the other (including, but not limited to, paragraphs 2.1, 5, 8.4, 9.2, 9.5, 13, 14, 15, 16, 17, 20.3, and 20.4) shall survive any termination or expiration of this Agreement.

**Section 22 HEADINGS**

All headings and subheadings employed within this Agreement are inserted only for convenience and ease of reference and are not to be considered in the construction or interpretation of any provision of this Agreement.

**Section 23 FORCE MAJEURE**

Any delays in the performance of any obligation of Manager under this Agreement shall be excused to the extent that such delays are caused by wars, national emergencies, natural disasters, strikes, labor disputes, utility failures, governmental regulations, riots, adverse weather, and other similar causes not within the control of Manager, and any time periods required for performance shall be extended accordingly.

**Section 24 COMPLETE AGREEMENT**

This Agreement, including any specified attachments, constitutes the entire agreement between Owner and Manager with respect to the management and operation of the Premises and supersedes and replaces any and all previous agreements or understandings, written or oral, entered into between Owner and Manager relating to the Premises covered by this Agreement. No change to this Agreement shall be valid unless made by supplemental written agreement executed by Owner and Manager. Each party to this Agreement hereby acknowledges and agrees that the other party has made no warranties, representations, covenants, or agreements, express or implied, to such party, other than those expressly set forth herein, and that each party, in entering into and executing this Agreement, has relied upon no warranties, representations, covenants, or agreements, express or implied, to such party, other than those expressly set forth herein.

**Section 25 RIGHTS CUMULATIVE; NO WAIVER**

No right or remedy herein conferred upon or reserved to either of the parties to this Agreement is intended to be exclusive of any other right or remedy, and each and every right and remedy shall be cumulative and in addition to any other right or remedy given under this Agreement or now or hereafter legally existing upon the occurrence of an event of default under this Agreement. The failure of either party to this Agreement to insist at any time upon the strict observance or performance of any of the provisions of this Agreement, or to exercise any right or remedy as provided in this Agreement, shall not

Exhibit 6.1 - Page 65 of 76

impair any such right or remedy or be construed as a waiver or relinquishment of such right or remedy with respect to subsequent defaults. Every right and remedy given by this Agreement to the parties to it may be exercised from time to time and as often as may be deemed expedient by those parties.

**Section 26 APPLICABLE LAW**

The execution, interpretation, and performance of this Agreement shall in all respects be controlled and governed by the laws of the State of New Jersey.

**Section 27 NOTICES**

Any notices, demands, consents, and reports necessary or provided for under this Agreement shall be in writing in order to be effective and shall be deemed given upon receipt or rejection at the address set forth above, or such other address as any such party may direct by giving notice in accordance with this paragraph, and must be sent certified, registered or express mail, return receipt requested, via a commercial, nationally recognized next-business-day delivery service that provides a written receipt, or by hand, with written receipt.

**Section 28 AGREEMENT BINDING UPON SUCCESSORS AND ASSIGNS**

This agreement shall be binding upon the parties hereto and their respective personal representatives, heirs, administrators, executors, successors and permitted assigns. This Agreement is personal to the parties hereto and may not be assigned by either party without the prior written consent of the other.

**Section 29 FURTHER ASSURANCES**

Without modifying the respective rights and obligations of each party under this Agreement, each party agrees that it will without further consideration execute and deliver such other documents and take such other action as may be reasonably requested by the other party to consummate more effectively the purposes of this Agreement.

**Section 30 COUNTERPARTS; TELECOPY SIGNATURES**

This Agreement may be executed in counterparts, and all such executed counterparts shall constitute the same agreement. A telecopy of any signature hereto shall be valid for all purposes as if it were an original.

**Section 31 NO THIRD PARTY BENEFICIARIES**

The provisions of this Agreement are and will be for the benefit of Manager and Owner only and are not for the benefit of any third party.

**Section 32 CONSTRUCTION**

The normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement.

**Section 33 SEVERABILITY**

If any portion of this Agreement is held to be unenforceable by a court of competent jurisdiction,

Exhibit 6.1 - Page 66 of 76

the remainder of this Agreement shall remain in full force and effect.

**Section 34 WAIVER OF TRIAL BY JURY**

**MANAGER AND OWNER, TO THE EXTENT THAT THEY MAY LEGALLY DO SO, HEREBY EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, CAUSE OF ACTION, OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS AGREEMENT, OR IN ANY WAY CONNECTION WITH, OR RELATED TO, OR INCIDENTAL TO, THE DEALINGS OF THE PARTIES HERETO WITH RESPECT TO THIS AGREEMENT, WHETHER NOW EXISTING OR HEREAFTER ARISING.**

**Section 35 VENUE**

Manager and Owner irrevocably (a) agree that any suit, action or other legal proceeding arising out of or relating to this Agreement may be brought in the Courts of the United States of America located in the District of New Jersey or in any state courts located in Bergen County, New Jersey , (b) consent to the jurisdiction of each such court in any such suit, action or proceeding and (c) waive any objection which it may have to the laying of venue of any such suit, action or proceeding in any of such courts and any claim that any such suit, action or proceeding has been brought in any inconvenient forum.

(Remainder of page intentionally left blank)

Exhibit 6.1 - Page 67 of 76

IN WITNESS WHEREOF, the parties hereto have affixed or caused to be affixed their respective signatures as of the _______ day of May, 2017.

**BORROWERS:**

**BECKFORD PLACE APARTMENTS OF THE PLAINS, LTD.,**
an Ohio limited partnership

By: RELIANCE GP 2, LLC,
a Delaware limited liability company,
its General Partner

By: ______________________
Name: Alfons Melohn
Title: Manager

**CAMELLIA COURT APARTMENTS OF COLUMBUS, LTD.,**
an Ohio limited partnership

By: RELIANCE GP 2, LLC,
a Delaware limited liability company,
its General Partner

By: ______________________
Name: Alfons Melohn
Title: Manager

Exhibit 6.1 - Page 68 of 76

**CAMELLIA COURT APARTMENTS OF COLUMBUS, II, LTD.,**
an Ohio limited partnership

By: RELIANCE GP 2, LLC,
a Delaware limited liability company,
its General Partner

By: ______________________
Name: Alfons Melohn
Title: Manager

**FORSYTHIA COURT APARTMENTS OF COLUMBUS, LTD.,**
an Ohio limited partnership

By: RELIANCE GP 2, LLC,
a Delaware limited liability company,
its General Partner

By: ______________________
Name: Alfons Melohn
Title: Manager

Exhibit 6.1 - Page 69 of 76

**FOXHAVEN APARTMENTS OF STARK COUNTY, L.L.C.,**
an Ohio limited liability company

By: AM FOXHAVEN, LLC,
a Delaware limited liability company,
its Member

By: ______________________
Name: Alfons Melohn
Title: Manager

**SLATE RUN APARTMENTS OF BEDFORD, LTD.,**
an Ohio limited partnership

By: RELIANCE GP 2, LLC,
a Delaware limited liability company,
its General Partner

By: ______________________
Name: Alfons Melohn
Title: Manager

Exhibit 6.1 - Page 70 of 76

**CRSI SPV 59, LLC,**
a Delaware limited liability company

By: RELIANCE POOL B, LLC,
a Delaware limited liability company,
its Member

By: ______________________
Name: Alfons Melohn
Title: Manager

**RIVER GLEN APARTMENTS OF REYNOLDSBURG II LLC,**
an Ohio limited liability company

By: RELIANCE POOL B, LLC,
a Delaware limited liability company,
its Member

By: ______________________
Name: Alfons Melohn
Title: Manager

**TABOR RIDGE APARTMENTS LLC,**
a Delaware limited liability company

By: RELIANCE POOL B, LLC,
a Delaware limited liability company,
its Member

By: ______________________
Name: Alfons Melohn
Title: Manager

Exhibit 6.1 - Page 71 of 76

**CRSI SPV 96, LLC,**
a Delaware limited liability company

By: RELIANCE POOL B, LLC,
a Delaware limited liability company,
its Member

By:______________________
Name: Alfons Melohn
Title: Manager

**EMPIRIAN CARLETON COURT LLC,**
a Delaware limited liability company

By: RELIANCE POOL B, LLC,
a Delaware limited liability company,
its Member

By:______________________
Name: Alfons Melohn
Title: Manager

**ELMWOODS APARTMENTS OF MARIETTA, LTD. (L.P.), A GEORGIA LIMITED PARTNERSHIP**

By: RELIANCE GP 2, LLC,
a Delaware limited liability company,
its General Partner

By:______________________
Name: Alfons Melohn
Title: Manager

Exhibit 6.1 - Page 72 of 76

**WOOD TRAIL APARTMENTS OF NEWNAN, LTD. (L.P.), A GEORGIA LIMITED PARTNERSHIP**

By: RELIANCE GP 2, LLC,
a Delaware limited liability company,
its General Partner

By: ______________________
Name: Alfons Melohn
Title: Manager

**HAYFIELD PARK APARTMENTS OF BOONE COUNTY, LTD.,**
a Kentucky limited partnership

By: RELIANCE GP 2, LLC,
a Delaware limited liability company,
its General Partner

By: ______________________
Name: Alfons Melohn
Title: Manager

Exhibit 6.1 - Page 73 of 76

**MEADOWOOD APARTMENTS OF WARRICK COUNTY, LTD.,**
an Ohio limited partnership

By: RELIANCE GP 2, LLC,
a Delaware limited liability company,
its General Partner

By: ______________________
Name: Alfons Melohn
Title: Manager

**ASHGROVE APARTMENTS OF JEFFERSON COUNTY, LTD.,**
a Kentucky limited partnership

By: RELIANCE GP 2, LLC,
a Delaware limited liability company,
its General Partner

By: ______________________
Name: Alfons Melohn
Title: Manager

Exhibit 6.1 - Page 74 of 76

**RIDGEWOOD APARTMENTS OF BEDFORD, LTD.,**
an Ohio limited partnership

By: AM OHIO 2, LLC,
a Delaware limited liability company,
its General Partner

By: ______________________
Name: Alfons Melohn
Title: Manager

**LAURELWOOD COURT APARTMENTS OF BEDFORD, LTD.,**
an Ohio limited partnership

By: AM OHIO 2, LLC,
a Delaware limited liability company,
its General Partner

By: ______________________
Name: Alfons Melohn
Title: Manager

Exhibit 6.1 - Page 75 of 76

**MANAGER:**

**EFFICIENT PROPERTY MANAGEMENT, LLC,**
a Delaware limited liability company

By: ______________________________
Name: Shimon Ehrman
Title: Director of Operations

Exhibit 6.1 - Page 76 of 76